SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 22, 2007
Date of Report (date of earliest event reported)
CYPRESS BIOSCIENCE, INC.

(Exact name of Registrant as specified in charter)

Delaware	0-12943	22-2389839

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4350 Executive Drive, Suite 325
San Diego, California 92121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 452-2323
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01 Other Events.
On May 22, 2007, we issued a joint press release with Forest Laboratories announcing results from our second Phase III clinical trial of milnacipran being tested for Fibromyalgia Syndrome. The text of this press release is set forth as Exhibit 99.1. On May 22, 2007, we also issued a press release announcing that we will hold a conference call to discuss the results from this clinical trial. The text of this press release is set forth as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
99.1 Press Release dated May 22, 2007 titled “Forest Laboratories, Inc. and Cypress Bioscience, Inc. Announce Positive Results of Phase III Study for Milnacipran as a Treatment for Fibromyalgia Syndrome.”
99.2 Press Release dated May 22, 2007 titled “Cypress Bioscience, Inc. to Hold Conference Call and to Present at Citigroup Global Healthcare Conference.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS BIOSCIENCE, INC.
	By:	/s/ Jay D. Kranzler
Jay D. Kranzler
Date: May 23, 2007		Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release dated May 22, 2007 titled “Forest Laboratories, Inc. and Cypress Bioscience, Inc. Announce Positive Results of Phase III Study for Milnacipran as a Treatment for Fibromyalgia Syndrome.”

99.2	Press Release dated May 22, 2007 titled “Cypress Bioscience, Inc. to Hold Conference Call and to Present at Citigroup Global Healthcare Conference.”